UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2007

Ketner Global Investments, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-52569	20-4130012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1100 North University Avenue Suite 135 Little Rock, Arkansas (Address of principal executive offices)	72207 (Zip Code)

 (800) 280-8192
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

Previous Independent Accountants

On November 12, 2007, Seligson & Giannattasio, LLP resigned as our independent accountants.

The reports of Seligson & Giannattasio, LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report for the past two fiscal years, Seligson & Giannattasio, LLP has included an opinion that, due to the Registrant's accumulated losses and net losses and cash used in operations, there was substantial doubt as to the Registrant's ability to continue as a going concern.

The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

In connection with its audits for the two most recent fiscal years there have been no disagreements with Seligson & Giannattasio, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seligson & Giannattasio, LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

The Registrant has requested that Seligson & Giannattasio, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

New Independent Accountants

The Registrant engaged Malone & Bailey, PC, of Houston, Texas, as its new independent accountants as of November 13, 2007. During the two most recent fiscal years and through November 13, 2007 the Registrant has not consulted with Malone & Bailey regarding any of the following:

(1) The application of accounting principles to a specified transaction, either completed or proposed;

(2) The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue;

(3) Any matter that was the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B; or

(4) An event of a type identified in Item 304(a)(1)(iv) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	KETNER GLOBAL INVESTMENTS, INC.

	By:	/s/ James Ketner
James Ketner
President/CEO/Chairman

By:	/s/ Michelle LynRay
Michelle LynRay
Secretary/Treasurer/Director

By:	/s/ John Mastoloni
John Mastoloni
Vice President/Director

By:	/s/ Alexander Borges dos Santos
Alexander Borges dos Santos
Vice President/Director